UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2020

EVOKE PHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36075	20-8447886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Stevens Avenue, Suite 370 Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 345-1494

(Former Name or Former Address, if Changed Since Last Report.)

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVOK	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders (the “Annual Meeting”) solely by means of remote communication through a live webcast on May 27, 2020, at 8:30 a.m. As of the close of business on March 31, 2020, the record date for the Annual Meeting, there were 24,456,914 shares of common stock entitled to vote, of which there were 17,649,412 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on three matters: (i) the election of two Class I Directors for a term of three years expiring at the 2023 Annual Meeting of Stockholders, (ii) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, (iii)  the approval of, on an advisory basis, the compensation of our named executive officers.  The voting results were as follows:

•	Election of two Class I Directors for a term of three years expiring at the 2023 Annual Meeting of Stockholders

Kenneth J. Widder, M.D.	For	5,246,706	Withheld	1,149,719
David A. Gonyer, R.Ph.	For	6,109,249	Withheld	287,176

There were 11,252,987 broker non-votes related to each of the two director nominees for election.

The two nominees for Class I Director were elected.

•	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020

Shares Voted	For	17,143,275	Against	331,575	Abstain	174,562

There were no broker non-votes related to the appointment of BDO USA, LLP.

The appointment of BDO USA, LLP was ratified.

•	The approval of, on an advisory basis, the compensation of the Company’s named executive officers

Shares Voted	For	4,905,986	Against	1,053,790	Abstain	436,649

There were 11,252,987 broker non-votes related to the compensation of our named executive officers.

The foregoing proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOKE PHARMA, INC.

Date: May 28, 2020	By:	/s/ Matthew J. D’Onofrio
	Name:	Matthew J. D’Onofrio
	Title:	Executive Vice President, Chief Business Officer and Secretary